SUPPLEMENTAL INDENTURE No. 2, dated July 29, 1998, between BAUSCH &
LOMB INCORPORATED, a duly organized corporation and existing under laws of the State of New York (herein referred to as the "Company") having its principal office at One Lincoln First Square, Rochester, New York 14601-0054 and CITIBANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (hereinafter referred to as the "Trustee"),

                                WITNESSETH THAT:

         WHEREAS, the Company and the Trustee have entered into an Indenture dated September 1, 1991, as amended by Supplemental Indenture No. 1 dated May 13, 1998 (the "Indenture") providing for the issuance of debt securities;

         WHEREAS, on the date hereof, the Company will issue under the Indenture its 7.125% Debentures Due August 1, 2028 in an aggregate principal amount of Two Hundred Million Dollars ($200,000,000);

         WHEREAS, for its lawful corporate purposes, the Company desires to create and authorize the Putable/Callable Notes (hereinafter referred to as the "Notes") in an aggregate principal amount of Three Hundred Million Dollars ($300,000,000) and to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

         WHEREAS, the Notes and the certificates of authentication to be borne by the Notes are to be substantially in the form of the Form of Note, attached as Exhibits A, B and C hereto;

         AND WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE:

         In order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of such Notes by the holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of such Notes, as follows:

                       CREATION AND AUTHORIZATION OF NOTES

         There is hereby created and authorized the Notes entitled the "Putable/Callable Notes," which limited to $300,000,000 aggregate principal amount (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.04, 3.05 or 3.06).

                                  MISCELLANEOUS

         All capitalized terms not otherwise defined herein shall have the same meaning as defined in the Indenture.

         Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         This Supplemental Indenture shall be effective upon the signing by all parties named hereto.

         This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         The Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

         IN WITNESS WHEREOF, Bausch & Lomb Incorporated has caused this Supplemental Indenture to be signed and delivered and its corporate seal to be affixed hereunto and the same to be attested, and Trustee has caused this Supplemental Indenture to be signed and delivered and its corporate seal to be fixed hereunto and the same to be attested, all as of the day and year first written above.

                                            BAUSCH & LOMB INCORPORATED



                                            By:____________________________
                                               Name:
                                               Title:

                                            [CORPORATE SEAL]
                                            ATTEST:


                                            By:____________________________
                                               Name:
                                               Title:




                                               CITIBANK, N.A., AS TRUSTEE



                                            By:____________________________
                                               Name:
                                               Title:


                                            By:____________________________
                                               Name:
                                               Title:

                                            [CORPORATE SEAL]
                                            ATTEST:



                                            ------------------------------

                                 [FACE OF NOTE]                    EXHIBIT A

CUSIP NO.:                                        PRINCIPAL AMOUNT: $100,000,000
REGISTERED NO.



                           BAUSCH & LOMB INCORPORATED

                6.150% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2011





/X/      Check this box if the Note is a Global Note.

         Applicable if the Note is a Global Note:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



INTEREST RATE PER ANNUM: From and      MATURITY DATE: August 1, 2011,              ISSUE PRICE: 99.891% (as a
including August 1, 1998 to but        subject to mandatory repayment of           percentage of principal amount)
excluding August 1, 2001, 6.150%.      principal to the existing Holder
From and including August 1, 2001,     hereof pursuant to the purchase and
as described under "Interest Rate      repurchase rights described on the
and Interest Payment Dates" on         the reverse of this Note
reverse of this Note.


INTEREST PAYMENT DATES:                REPURCHASE BY THE COMPANY: The Notes        REMARKETING: The Notes may be
February 1,  and August 1 of each      are subject to repurchase by the            purchased by the Remarketing
year, commencing February 1, 1999.     Company prior to maturity if the            Dealer prior to maturity, as
                                       Notes are not purchased by the              described  on the reverse of this
                                       Remarketing Dealer, as described on         Note under "Purchase by the
                                       the reverse of this Note under              Remarketing Dealer; Remarketing."
                                       "Mandatory Repurchase by the Company" and
                                       "Optional Repurchase by the Company."


                                       DEPOSITARY: The Depository Trust
                                       Company.




         Bausch & Lomb Incorporated, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of U.S. $100,000,000 on the

Maturity Date, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, semi-annually on each Interest Payment Date set forth above from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be.

         The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a " Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture, as defined below.

         Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at that time of payment is a legal tender for payment of public and private debts. So long as this instrument is registered in the name of Cede & Co., payments of interest hereon shall be made in immediately available funds; otherwise payment of interest may be made at the option of the Company by check or draft mailed to the address of the person entitled thereto at such address as shall appear on the Note register.

         Additional provisions of this Note are contained on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to herein below.

         IN WITNESS WHEREOF, BAUSCH & LOMB INCORPORATED has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:
                                            BAUSCH & LOMB INCORPORATED


                                            By:_________________________________
                                               Name:
                                               Title:







TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities
designated therein referred
to in the within-mentioned
Indenture.


CITIBANK, N.A.
 as Trustee



By: _________________________
         Authorized Officer

                                (REVERSE OF NOTE)

                           BAUSCH & LOMB INCORPORATED

                6.150% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2011

         This Note is one of a duly authorized issue of Securities of the Company, all issued or to be issued under and pursuant to an indenture dated as of September 1, 1991,as amended (the "Indenture"), duly executed and delivered by the Company to Citibank, N.A. , as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Notes. This Note is one of the Securities created by the Supplemental Indenture No. 2, dated July 29. 1998, to the Indenture and designated as the, 6.150% Putable Callable Notes Due August 1, 2011, which Securities are limited in aggregate principal amount to $100,000,000 (the "Notes").

         INTEREST RATE AND INTEREST PAYMENT DATES

         The Notes will bear interest at the rate of 6.150% from and including August 1, 1998 to but excluding August 1, 2001 (the "Coupon Reset Date"). Interest on the Notes will be payable semi-annually on February 1 and August 1 of each year, commencing February 1, 1999 (each , an "Interest Payment Date"). Interest will be calculated based on a 360-day year consisting of twelve 30-day months. "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or regulation to be closed.

         If the Remarketing Dealer (as defined below) purchases the Notes as described below, the Remarketing Dealer will reset the interest rate for the Notes effective on the Coupon Reset Date, pursuant to the Coupon Reset Process described below. In such circumstance, (i) this Note will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, on the terms and subject to the conditions described herein (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date), and (ii) from and including the Coupon Reset Date, the Notes will bear interest at the rate determined by the Remarketing Dealer in accordance with the procedures set forth under "Coupon Reset Process if Notes Are Remarketed" below.

MATURITY DATE

         The Notes will mature on August 1, 2011 (the "Maturity Date"). On the Coupon Reset Date pursuant to automatic purchase of this Note, the Holder hereof will be entitled to receive 100% of the principal amount hereof (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the holders of the Notes on the most recent Record Date) from either (i) the Remarketing Dealer, if the Remarketing Dealer purchases this Note, or (ii) the Company, pursuant to the mandatory repurchase of this Note by the Company.

         If the applicable Remarketing Dealer purchases, or the Company repurchases, the Notes on the Coupon Reset Date, the Remarketing Dealer or the Company, as the case may be, will deposit an amount equal to 100% of the principal amount of the Notes with the Trustee not later than 2.00 p.m, on the Business Day prior to the Coupon Reset Date and the Notes shall be transferred through a book entry on the books of DTC to the Remarketing Dealer, or the Company, upon receipt of notice from the Trustee that such funds, together with accrued interest on the Notes to the Coupon Reset Date, have been received by the Trustee. The Trustee will distribute to the holders of record of the purchased/repurchased Notes such principal amount and accrued interest.

         If the Remarketing Dealer does not purchase the Notes on the Coupon Reset Date for the Notes for any reason, the Trustee shall exercise the right of the holders of the Notes under the Indenture to require the Company to repurchase the Notes in their entirety at 100% of the principal amount thereof plus accrued interest on the Coupon Reset Date. By its purchase of the Note the Holder hereof irrevocably agrees that the Trustee shall exercise this "put" right on behalf of the holders of the

Notes. If the Trustee exercises this "put" right on behalf of the holders of the Notes, the Company is required under the Indenture to deliver to the Trustee in immediately available funds on the Coupon Reset Date an amount equal to 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date.


PURCHASE BY THE REMARKETING DEALER; REMARKETING

         If the Remarketing Dealer gives notice in writing (the "Remarketing Notification") to the Company and the Trustee on a Business Day (the "Notification Date") not later than fifteen calendar days prior to the Coupon Reset Date of its intention to purchase the Notes for remarketing, the Notes will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, except in the circumstances described below. The obligation of the Remarketing Dealer to purchase the Notes is subject to several conditions set forth in the Remarketing Agreement relating to the Notes. Interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date. From and after the Coupon Reset Date, the Notes will bear interest at the Coupon Reset Rate. After purchase of the Notes by the Remarketing Dealer for remarketing, such Remarketing Dealer may remarket the Notes for its account at varying prices to be determined by such Remarketing Dealer at this time of each sale. The Remarketing Dealer's notice to the Trustee must contain the requisite delivery details, including the identity of the Remarketing Dealer's Depositary account. The Remarketing Dealer may revoke its notice, and terminate its obligation, to remarket the Notes at any time prior to 4:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date. Such revocation will terminate the Coupon Reset Process. The Remarketing Dealer's obligation to purchase the Notes will be terminated and the Coupon Reset Process will terminate upon the occurrence of certain Termination Events, as defined herein, and may, at the option of the Remarketing Dealer, be terminated upon the occurrence of other Termination Events. See "Termination Events".

         The transactions described above will be executed on the Coupon Reset Date through the Depositary in accordance with the procedures of the Depositary, and the accounts of participants will be debited and credited and the Notes delivered by book-entry as necessary to effect the purchases and sales thereof. For further information with respect to transfers and settlement through the Depositary, see "Description of the Notes--Book-Entry System" in the Prospectus Supplement.

NOTICE TO HOLDERS BY TRUSTEE

         In anticipation of the purchase of the Notes by the Remarketing Dealer or the repurchase of the Notes by the Company on the Coupon Reset Date, the Trustee will notify the holders of the Notes, not less than 30 days nor more than 60 days prior to the Coupon Reset Date, that all Notes shall be delivered on the Coupon Reset Date through the facilities of the Depositary against payment of a purchase price equal to 100% of the principal amount hereof by the Remarketing Dealer or the Company and accrued interest thereon to the Coupon Reset Date which will be paid by the Company.

COUPON RESET PROCESS IF NOTES ARE REMARKETED

         If the Remarketing Dealer elects to remarket the Notes, then the following steps (the "Coupon Reset Process") will be taken in order to determine the Coupon Reset Rate. The Company and the Remarketing Dealer will use reasonable efforts to cause the actions contemplated below to be completed in as timely a manner as possible.

         (a) No later than five Business Days prior to the Coupon Reset Date, the Company will provide the Remarketing Dealer with a list (the "Dealer List"), containing the names and addresses of not less than three but not more than five dealers, one of whom shall be the Remarketing Dealer, from whom the Company desires the Remarketing Dealer to obtain Bids for the purchase of the Notes and such other material as may reasonably be requested by the Remarketing Dealer to facilitate a successful Coupon Reset Process.

         (b) Within one Business Day following receipt by the Remarketing Dealer of the Dealer List, the Remarketing Dealer will provide to each dealer ("Dealer") on the Dealer List a copy the Prospectus Supplement dated July 24, 1998 (the "Prospectus Supplement") and the accompanying Prospectus dated February 13, 1998 relating to the offering of the Notes, a copy of the form of Notes and a written request that each Dealer submit a Bid to the Remarketing Dealer no later than 3:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid date upon which Bids will be requested may be changed by the Remarketing Dealer. "Bid" means an irrevocable written offer given by a Dealer for the purchase of all of the Notes, settling on the Coupon Reset Date, and shall be quoted by such Dealer as stated yield to maturity quoted to the nearest one hundred-thousandth (0.00001) of one percent per annum on the Notes ("Yield to Maturity"). Each Dealer shall also be provided with (i) the name of the Company, (ii) an estimate of the Remarketing Purchase Price (which shall be stated as a U.S. dollar amount and be calculated by the Remarketing Dealer in accordance with paragraph (c) below), (iii) the principal amount and maturity of the Notes and (iv) the method by which interest will be calculated on the Notes.

         (c) The purchase price for the Notes in connection with the Coupon Reset Process (the "Remarketing Purchase Price") shall be equal to the principal amount of the Notes, plus a premium (the "Notes Premium") which shall be equal to the excess, if any, on the Coupon Reset Date of the discounted present value to the Coupon Reset Date of a bond with a maturity of August 1, 2011 which has an interest rate of 5.445%, semiannual interest payments on each February 1 and August 1, commencing February 1, 2002, and a principal amount equal to the principal amount of the Notes, and assuming a discount rate equal to the Treasury Rate over such principal amount of Notes. The "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run ten-year United States Treasury Security per Telerate page 500, or any successor page, no later than 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer) or, if such rate does not appear on Telerate page 500, or any successor page, at such time, the rates on GovPX End-of-Day Pricing at 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer).

         (d) The Remarketing Dealer will provide written notice to the Company as soon as practicable on the Bid Date, setting forth the names of each of the Dealers from whom the Remarketing Dealer received Bids on the Bid Date, the Bid submitted by each such Dealer and the Remarketing Purchase Price as determined pursuant to paragraph (c) above. Except as provided below, the Remarketing Dealer will thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid"); provided, however, that if the Remarketing Dealer has not received a timely Bid from a Dealer on or before the Bid Date, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent the Company shall in its sole discretion select any of such equivalent Bids (and such selected bid shall be the Selected Bid). In all cases, Morgan Stanley & Co. Incorporated, in its capacity as a Remarketing Dealer, shall have the right to match the Bid with the lowest Yield to Maturity in which case Morgan Stanley & Co. Incorporated Bid shall be the Selected bid. The Remarketing Dealer will set the Coupon Reset Rate equal to the interest rate that will amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid.

         (e) Immediately after calculating the Coupon Reset Rate for the Notes, the Remarketing Dealer will provide written notice to the Company and the Trustee, setting forth the Coupon Reset Rate. The Company shall thereafter establish a Coupon Reset Rate as the new interest rate on the Notes effective from and including the Coupon Reset Date by delivery to the Trustee on or before the Coupon Reset Date of an Officer's Certificate.

THE REMARKETING DEALER

         On or prior to the date of original issuance of the Notes, the Company and Morgan Stanley & Co. Incorporated (the "Remarketing Dealer") will enter into a Remarketing Agreement

(a "Remarketing Agreement"). No holder or beneficial owner of any Notes shall have any rights or claims under the Remarketing Agreement or against the Company or the Remarketing Dealer as a result of the Remarketing Dealer not purchasing the Notes.

         The Remarketing Dealer, in its individual or any other capacity, may buy, sell, hold and deal in any of the Notes. The Remarketing Dealer may exercise any vote or join in any action which any holder or beneficial owner of the Notes may be entitled to exercise or take with like effect as if such Remarketing Dealer did not act in any capacity under its respective Remarketing Agreement. The Remarketing Dealer in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity under its respective Remarketing Agreement.

TERMINATION EVENTS

         The Remarketing Dealer's obligations to purchase the Note may be terminated and the Coupon Reset Process may be terminated, if any of the following (each a "Termination Event") occurs: (i) an Event of Default occurs under Section 501, subsections (3) or (4) of the Indenture (in which case, termination is at the Remarketing Dealer's option); (ii) a default, event of default or similar condition or event (however described) in respect of the Company or any of its subsidiaries (individually or collectively)has occurred under one or more agreements or instruments relating to indebtedness of the Company or any of its subsidiaries in an aggregate amount of not less than $20,000,000, which has resulted in such indebtedness becoming due and payable under such agreements or instruments before it would otherwise have been due and payable (in which case, termination is at the Remarketing Dealer's option);
(iii) the Company or any of its subsidiaries (individually or collectively) has defaulted in making one or more payments on the due date thereof in an aggregate principal amount of not less than $20,000,000 under such agreements or instruments (after giving effect to any applicable notice requirement or grace period) (in which case, termination is at the Remarketing Dealer's option); (iv) an Event of Default has occurred and is continuing under Section 501subsection
(6) or (7) of the Indenture (in
which case, termination is automatic); (v) the Notes shall have been assigned a rating below Investment Grade by any of the Rating Agencies, both as defined below; (vi) on the Bid Date, fewer than two Dealers submit timely Bids substantially as provided below (in which case, termination is automatic); (vii) the Company exercises its right to repurchase the Notes as described under "--Optional Repurchase by the Company" below (in which case, termination is automatic); (viii) a Defeasance (as defined in the Indenture) or a Covenant Defeasance (as defined in the Indenture) has occurred pursuant to Section 1302 or Section 1303, respectively, of the Indenture(in which case, termination is automatic); (ix) the Remarketing Dealer fails to pay the Purchase/Repurchase Price by 2:00p.m., New York City time, on the Business Day prior to the Coupon Reset Date as set forth in the Remarketing Agreement (in which case, termination is automatic); (x) the Remarketing Dealer does not give the Remarketing Notification (in which case, termination is automatic); (xi) the Remarketing Dealer validly revokes the Remarketing Notification (in which case, termination is automatic); or (xi) prior to the Notification Date the Remarketing Dealer resigns and no successor has been appointed (in which case, termination is automatic).

         For purposes of the foregoing, "Rating Agency" shall mean Standard & Poor's Corporation and its successors and Moody's Investor's Services, Inc. and its successors; and "Investment Grade" shall mean that the Company's long-term, unsecured debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's.

         If the Remarketing Dealer's obligation to purchase the Notes is terminated by the Remarketing Dealer or the Company, notice of such termination will be immediately given in writing to the Trustee by the Remarketing Dealer or the Company, as the case may be. If such obligation so terminates or is automatically terminated, the Company will repurchase the Notes on the Coupon Reset Date as described below.

MANDATORY REPURCHASE BY THE COMPANY

         If the Remarketing Agent does not give the Remarketing Notification as to the Notes or if it revokes its Notification for any reason, the Trustee shall exercise the rights of the holders of the Notes under the Indenture to require the Company to repurchase the entire principal amount of the Notes on the Coupon Reset Date at 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date. In addition, if any Termination Event occurs, the Company will repurchase the entire principal amount of the Notes on the applicable Coupon Reset Date at 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, on the Notes.

OPTIONAL REPURCHASE BY THE COMPANY

         If the Remarketing Dealer gives the Remarketing Notification, then, not later than the fourth Business Day following the Notification Date, the Company may irrevocably elect, by notice in writing to the Remarketing Dealer and the Trustee, to terminate the Coupon Reset Process whereupon the Company will repurchase the entire principal amount of the Notes on the Coupon Reset Date at the purchase price equal to 100% of the principal amount hereof plus accrued and unpaid interest, if any on the Notes.

GENERAL MATTERS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes with the consent of the holders of not less than a majority in principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the Outstanding Notes, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
         Terms used herein which are defined in the Indenture shall have the receptive meanings assigned thereto in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                             _______________________
                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      --as tenants in common    UNIF GIFT MIN ACT--______CUSTODIAN_______
TEN ENT      --as tenants by the                          (Cust)         (Minor)
                entireties                    Under Uniform Gifts to Minors Act
JT TEN       --as joint tenants with         __________________________
                right of survivorship             (State)
                and not as tenants in
                common

     Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or
Other Identifying Number of Assignee

/_______________/_______________________________________________________________

    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

the within Note of Bausch & Lomb Incorporated and does hereby irrevocably constitute and appoint ________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:_________________

                                        ________________________________________

                                        ________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                 [FACE OF NOTE]                     EXHIBIT B

CUSIP NO.:                                        PRINCIPAL AMOUNT: $100,000,000
REGISTERED NO.



                           BAUSCH & LOMB INCORPORATED

                6.375% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2013



/X/      Check this box if the Note is a Global Note.

         Applicable if the Note is a Global Note:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

INTEREST RATE PER ANNUM: From and      MATURITY DATE: August 1, 2013,              ISSUE PRICE: 99.978% (as a
including August 1, 1998 to but        subject to mandatory repayment of           percentage of principal amount).
excluding August 1, 2003, 6.375%.      principal to the existing Holder
From and including August 1, 2003,     hereof pursuant to the purchase and
as described under "Interest Rate      repurchase rights described on the
and Interest Payment Dates" on         reverse of this Note.
the reverse of this Note.


INTEREST PAYMENT DATES:                REPURCHASE BY THE COMPANY: The Notes        REMARKETING: The Notes may be
ebruary 1,  and August 1 of each       are subject to repurchase by the            purchased by the Remarketing Dealer
year, commencing February 1, 1999.     Company prior to maturity if the            prior to maturity, as described
                                       Notes are not purchased by the              on the reverse of this Note under
                                       Remarketing Dealer, as                      "Purchase by the Remarketing Dealer;
                                       described on the reverse of this            Remarketing."
                                       Note under "Mandatory Repurchase
                                       by the Company" and "Optional
                                       Repurchase by the Company."



                                       DEPOSITARY: The Depository Trust
                                       Company


         Bausch & Lomb Incorporated, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of U.S. $100,000,000 on the Maturity Date, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, semi-annually on each Interest Payment Date set forth above from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be.

         The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a " Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture, as defined below.

         Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at that time of payment is a legal tender for payment of public and private debts. So long as this instrument is registered in the name of Cede & Co., payments of interest hereon shall be made in immediately available funds; otherwise payment of interest may be made at the option of the

Company by check or draft mailed to the address of the person entitled thereto at such address as shall appear on the Note register.

         Additional provisions of this Note are contained on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to herein below.

         IN WITNESS WHEREOF, BAUSCH & LOMB INCORPORATED has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

                                            BAUSCH & LOMB INCORPORATED


                                            By:_________________________________
                                            Name:
                                            Title:







TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities
designated therein referred
to in the within-mentioned
Indenture.


CITIBANK, N.A.
 as Trustee



By: _________________________
         Authorized Officer

                                (REVERSE OF NOTE)

                           BAUSCH & LOMB INCORPORATED

                6.375% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2013

         This Note is one of a duly authorized issue of Securities of the Company, all issued or to be issued under and pursuant to an indenture dated as of September 1, 1991,as amended (the "Indenture"), duly executed and delivered by the Company to Citibank, N.A. , as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Notes. This Note is one of the Securities created by the Supplemental Indenture No. 2, dated July 29. 1998, to the Indenture and designated as the, 6.375% Putable Callable Notes Due August 1, 2013, which Securities are limited in aggregate principal amount to $100,000,000 (the "Notes").

INTEREST RATE AND INTEREST PAYMENT DATES

         The Notes will bear interest at the rate of 6.375% from and including August 1, 1998 to but excluding August 1, 2003 (the "Coupon Reset Date"). Interest on the Notes will be payable semi-annually on February 1 and August 1 of each year, commencing February 1, 1999 (each , an "Interest Payment Date"). Interest will be calculated based on a 360-day year consisting of twelve 30-day months. "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or regulation to be closed.

         If the Remarketing Dealer (as defined below) purchases the Notes as described below, the Remarketing Dealer will reset the interest rate for the Notes effective on the Coupon Reset Date, pursuant to the Coupon Reset Process described below. In such circumstance, (i) this Note will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, on the terms and subject to the conditions described herein (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date), and (ii) from and including the Coupon Reset Date, the Notes will bear interest at the rate determined by the Remarketing Dealer in accordance with the procedures set forth under "Coupon Reset Process if Notes Are Remarketed" below.

MATURITY DATE

         The Notes will mature on August 1, 2013 (the "Maturity Date"). On the Coupon Reset Date pursuant to automatic purchase of this Note, the Holder hereof will be entitled to receive 100% of the principal amount hereof (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the holders of the Notes on the most recent Record Date) from either (i) the Remarketing Dealer, if the Remarketing Dealer purchases this Note, or (ii) the Company, pursuant to the mandatory repurchase of this Note by the Company.

         If the applicable Remarketing Dealer purchases, or the Company repurchases, the Notes on the Coupon Reset Date, the Remarketing Dealer or the Company, as the case may be, will deposit an amount equal to 100% of the principal amount of the Notes with the Trustee not later than 2.00 p.m, on the Business Day prior to the Coupon Reset Date and the Notes shall be transferred through a book entry on the books of DTC to the Remarketing Dealer, or the Company, upon receipt of notice from the Trustee that such funds, together with accrued interest on the Notes to the Coupon Reset Date, have been received by the Trustee. The Trustee will distribute to the holders of record of the purchased/repurchased Notes such principal amount and accrued interest.

         If the Remarketing Dealer does not purchase the Notes on the Coupon Reset Date for the Notes for any reason, the Trustee shall exercise the right of the holders of the Notes under the Indenture to require the Company to repurchase the Notes in its entirety at 100% of the principal amount thereof plus accrued interest on the Coupon Reset Date. By its purchase of the Note the Holder hereof irrevocably agrees that the Trustee shall exercise this "put" right on behalf of the holders of the Notes. If the Trustee exercises this "put" right on behalf of the holders of the

Notes, the Company is required under the Indenture to deliver to the Trustee in immediately available funds on the Coupon Reset Date an amount equal to 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date.

PURCHASE BY THE REMARKETING DEALER; REMARKETING

         If the Remarketing Dealer gives notice in writing (the "Remarketing Notification") to the Company and the Trustee on a Business Day (the "Notification Date") not later than fifteen calendar days prior to the Coupon Reset Date of its intention to purchase the Notes for remarketing, the Notes will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, except in the circumstances described below. The obligation of the Remarketing Dealer to purchase the Notes is subject to several conditions set forth in the Remarketing Agreement relating to the Notes. Interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date. From and after the Coupon Reset Date, the Notes will bear interest at the Coupon Reset Rate. After purchase of the Notes by the Remarketing Dealer for remarketing, such Remarketing Dealer may remarket the Notes for its account at varying prices to be determined by such Remarketing Dealer at this time of each sale.

         The Remarketing Dealer's notice to the Trustee must contain the requisite delivery details, including the identity of the Remarketing Dealer's Depositary account. The Remarketing Dealer may revoke its notice, and terminate its obligation, to remarket the Notes at any time prior to 4:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date. Such revocation will terminate the Coupon Reset Process.

         The Remarketing Dealer's obligation to purchase the Notes will be terminated and the Coupon Reset Process will terminate upon the occurrence of certain Termination Events, as defined herein, and may, at the option of the Remarketing Dealer, be terminated upon the occurrence of other Termination Events. See "Termination Events".

         The transactions described above will be executed on the Coupon Reset Date through the Depositary in accordance with the procedures of the Depositary, and the accounts of participants will be debited and credited and the Notes delivered by book-entry as necessary to effect the purchases and sales thereof. For further information with respect to transfers and settlement through the Depositary, see "Description of the Notes--Book-Entry System" in the Prospectus Supplement.

NOTICE TO HOLDERS BY TRUSTEE

         In anticipation of the purchase of the Notes by the Remarketing Dealer or the repurchase of the Notes by the Company on the Coupon Reset Date, the Trustee will notify the holders of the Notes, not less than 30 days nor more than 60 days prior to the Coupon Reset Date, that all Notes shall be delivered on the Coupon Reset Date through the facilities of the Depositary against payment of a purchase price equal to 100% of the principal amount hereof by the Remarketing Dealer or the Company and accrued interest thereon to the Coupon Reset Date which will be paid by the Company.

COUPON RESET PROCESS IF NOTES ARE REMARKETED

         If the Remarketing Dealer elects to remarket the Notes, then the following steps (the "Coupon Reset Process") will be taken in order to determine the Coupon Reset Rate. The Company and the Remarketing Dealer will use reasonable efforts to cause the actions contemplated below to be completed in as timely a manner as possible.

         (a) No later than five Business Days prior to the Coupon Reset Date, the Company will provide the Remarketing Dealer with a list (the "Dealer List"), containing the names and addresses of not less than three but not more than five dealers, one of whom shall be the Remarketing Dealer, from whom the Company desires the Remarketing Dealer to obtain Bids for the purchase of the Notes and such other material as may reasonably be requested by the Remarketing Dealer to facilitate a successful Coupon Reset Process.

         (b) Within one Business Day following receipt by the Remarketing Dealer of the Dealer List, the Remarketing Dealer will provide to each dealer ("Dealer") on the Dealer List a copy the Prospectus Supplement dated July 24, 1998 (the "Prospectus Supplement") and the accompanying Prospectus dated February 13, 1998 relating to the offering of the Notes, a copy of the form of Notes and a written request that each Dealer submit a Bid to the Remarketing Dealer no later than 3:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid date upon which Bids will be requested may be changed by the Remarketing Dealer. "Bid" means an irrevocable written offer given by a Dealer for the purchase of all of the Notes, settling on the Coupon Reset Date, and shall be quoted by such Dealer as stated yield to maturity quoted to the nearest one hundred-thousandth (0.00001) of one percent per annum on the Notes ("Yield to Maturity"). Each Dealer shall also be provided with (i) the name of the Company, (ii) an estimate of the Remarketing Purchase Price (which shall be stated as a U.S. dollar amount and be calculated by the Remarketing Dealer in accordance with paragraph (c) below), (iii) the principal amount and maturity of the Notes and (iv) the method by which interest will be calculated on the Notes.


         (c) The purchase price for the Notes in connection with the Coupon Reset Process (the "Remarketing Purchase Price") shall be equal to the principal amount of the Notes, plus a premium (the "Notes Premium") which shall be equal to the excess, if any, on the Coupon Reset Date of the discounted present value to the Coupon Reset Date of a bond with a maturity of August 1, 2013 which has an interest rate of 5.450%, semiannual interest payments on each February 1 and August 1, commencing February 1, 2004, and a principal amount equal to the principal amount of the Notes, and assuming a discount rate equal to the Treasury Rate over such principal amount of Notes. The "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run ten-year United States Treasury Security per Telerate page 500, or any successor page, no later than 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer) or, if such rate does not appear on Telerate page 500, or any successor page, at such time, the rates on GovPX End-of-Day Pricing at 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer).

         (d) The Remarketing Dealer will provide written notice to the Company as soon as practicable on the Bid Date, setting forth the names of each of the Dealers from whom the Remarketing Dealer received Bids on the Bid Date, the Bid submitted by each such Dealer and the Remarketing Purchase Price as determined pursuant to paragraph (c) above. Except as provided below, the Remarketing Dealer will thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid"); provided, however, that if the Remarketing Dealer has not received a timely Bid from a Dealer on or before the Bid Date, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent the Company shall in its sole discretion select any of such equivalent Bids (and such selected bid shall be the Selected Bid). In all cases, Warburg Dillon Read LLC, in its capacity as a Remarketing Dealer, shall have the right to match the Bid with the lowest Yield to Maturity in which case Warburg Dillon Read LLC's Bid shall be the Selected bid. The Remarketing Dealer will set the Coupon Reset Rate equal to the interest rate that will amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid.

         (e) Immediately after calculating the Coupon Reset Rate for the Notes, the Remarketing Dealer will provide written notice to the Company and the Trustee, setting forth the Coupon Reset Rate. The Company shall thereafter establish a Coupon Reset Rate as the new interest rate on the Notes effective from and including the Coupon Reset Date by delivery to the Trustee on or before the Coupon Reset Date of an Officer's Certificate.

THE REMARKETING DEALER

         On or prior to the date of original issuance of the Notes, the Company and Warburg Dillon Read LLC (the "Remarketing Dealer") will enter into a Remarketing Agreement (a

"Remarketing Agreement"). No holder or beneficial owner of any Notes shall have any rights or claims under the Remarketing Agreement or against the Company or the Remarketing Dealer as a result of the Remarketing Dealer not purchasing the Notes.

         The Remarketing Dealer, in its individual or any other capacity, may buy, sell, hold and deal in any of the Notes. The Remarketing Dealer may exercise any vote or join in any action which any holder or beneficial owner of the Notes may be entitled to exercise or take with like effect as if such Remarketing Dealer did not act in any capacity under its respective Remarketing Agreement. The Remarketing Dealer in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity under its respective Remarketing Agreement.

TERMINATION EVENTS

         The Remarketing Dealer's obligations to purchase the Note may be terminated and the Coupon Reset Process may be terminated, if any of the following (each a "Termination Event") occurs: (i) an Event of Default occurs under Section 501, subsections (3) or (4) of the Indenture (in which case, termination is at the Remarketing Dealer's option); (ii) a default, event of default or similar condition or event (however described) in respect of the Company or any of its subsidiaries (individually or collectively)has occurred under one or more agreements or instruments relating to indebtedness of the Company or any of its subsidiaries in an aggregate amount of not less than $20,000,000, which has resulted in such indebtedness becoming due and payable under such agreements or instruments before it would otherwise have been due and payable (in which case, termination is at the Remarketing Dealer's option);
(iii) the Company or any of its subsidiaries (individually or collectively) has defaulted in making one or more payments on the due date thereof in an aggregate principal amount of not less than $20,000,000 under such agreements or instruments (after giving effect to any applicable notice requirement or grace period) (in which case, termination is at the Remarketing Dealer's option); (iv) an Event of Default has occurred and is continuing under Section 501subsection
(6) or (7) of the Indenture (in
which case, termination is automatic); (v) the Notes shall have been assigned a rating below Investment Grade by any of the Rating Agencies, both as defined below; (vi) on the Bid Date, fewer than two Dealers submit timely Bids substantially as provided below (in which case, termination is automatic); (vii) the Company exercises its right to repurchase the Notes as described under "--Optional Repurchase by the Company" below (in which case, termination is automatic); (viii) a Defeasance (as defined in the Indenture) or a Covenant Defeasance (as defined in the Indenture) has occurred pursuant to Section 1302 or Section 1303, respectively, of the Indenture(in which case, termination is automatic); (ix) the Remarketing Dealer fails to pay the Purchase/Repurchase Price by 2:00p.m., New York City time, on the Business Day prior to the Coupon Reset Date as set forth in the Remarketing Agreement (in which case, termination is automatic); (x) the Remarketing Dealer does not give the Remarketing Notification (in which case, termination is automatic); (xi) the Remarketing Dealer validly revokes the Remarketing Notification (in which case, termination is automatic); or (xi) prior to the Notification Date the Remarketing Dealer resigns and no successor has been appointed (in which case, termination is automatic).

         For purposes of the foregoing, "Rating Agency" shall mean Standard & Poor's Corporation and its successors and Moody's Investor's Services, Inc. and its successors; and "Investment Grade" shall mean that the Company's long-term, unsecured debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's.

         If the Remarketing Dealer's obligation to purchase the Notes is terminated by the Remarketing Dealer or the Company, notice of such termination will be immediately given in writing to the Trustee by the Remarketing Dealer or the Company, as the case may be. If such obligation so terminates or is automatically terminated, the Company will repurchase the Notes on the Coupon Reset Date as described below.

MANDATORY REPURCHASE BY THE COMPANY

         If the Remarketing Agent does not give the Remarketing Notification as to the Notes or if it revokes its Notification for any reason, the Trustee shall exercise the rights of the holders of the Notes under the Indenture to require the Company to repurchase the entire principal amount of the Notes on the Coupon Reset Date at 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date. In addition, if any Termination Event occurs, the Company will repurchase the entire principal amount of the Notes on the applicable Coupon Reset Date at 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, on the Notes.

OPTIONAL REPURCHASE BY THE COMPANY

         If the Remarketing Dealer gives the Remarketing Notification, then, not later than the fourth Business Day following the Notification Date, the Company may irrevocably elect, by notice in writing to the Remarketing Dealer and the Trustee, to terminate the Coupon Reset Process whereupon the Company will repurchase the entire principal amount of the Notes on the Coupon Reset Date at the purchase price equal to 100% of the principal amount hereof plus accrued and unpaid interest, if any on the Notes.

GENERAL MATTERS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes with the consent of the holders of not less than a majority in principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the Outstanding Notes, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         Terms used herein which are defined in the Indenture shall have the receptive meanings assigned thereto in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            ________________________
                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM  --as tenants in common        UNIF GIFT MIN ACT--________CUSTODIAN_____
TEN ENT  --as tenants by the entireties                    (Cust)        (Minor)
JT TEN   --as joint tenants with right         Under Uniform Gifts to Minors Act
            of survivorship and not as              __________________________
            tenants in common                            (State)


     Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or
Other Identifying Number of Assignee

/_____________/_________________________________________________________________

    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


the within Note of Bausch & Lomb Incorporated and does hereby irrevocably constitute and appoint ________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.




Dated:_______________

                                            ____________________________________

                                            ____________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                 [FACE OF NOTE]                  EXHIBIT C

CUSIP NO.:                                        PRINCIPAL AMOUNT: $100,000,000
REGISTERED NO.



                           BAUSCH & LOMB INCORPORATED
                6.500% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2025





/X/      Check this box if the Note is a Global Note.

         Applicable if the Note is a Global Note:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



INTEREST RATE PER ANNUM: From and      MATURITY DATE: August 1, 2025,           ISSUE PRICE: 99.523% (as a
including August 1, 1998 to but        subject to mandatory repayment of        percentage
excluding August 1, 2005, 6.500%.      principal to the existing Holder         of principal amount).
From and including August 1, 2005,     hereof pursuant to the purchase and
as described under "Interest Rate      repurchase rights described on the
and Interest Payment Dates" on the     reverse of this Note.
reverse of this Note.


INTEREST PAYMENT DATES:                REPURCHASE BY THE COMPANY: The Notes     REMARKETING: The Notes may be
February 1,  and August 1 of each      are subject to repurchase by the         purchased by the Remarketing
year, commencing February 1, 1999.     Company prior to maturity if the         Dealer prior to maturity, as
                                       Notes are not purchased by the           described on the reverse of
                                       Remarketing Dealer, as described         this Note under "Purchase by the
                                       on the reverse of this Note under        Remarketing Dealer; Remarketing."
                                       under "Mandatory Repurchase by
                                       the Company" and "Optional
                                       Repurchase by the Company."


                                       DEPOSITARY: The Depository Trust
                                       Company.

         Bausch & Lomb Incorporated, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of U.S. $100,000,000 on the Maturity Date, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, semi-annually on each Interest Payment Date set forth above from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be.

         The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a " Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture, as defined below.


         Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at that time of payment is a legal tender for payment of public and private debts. So long as this instrument is registered in the name of Cede & Co., payments of interest hereon shall be made in immediately available funds; otherwise payment of interest may be made at the option of the

Company by check or draft mailed to the address of the person entitled thereto at such address as shall appear on the Note register.

         Additional provisions of this Note are contained on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to herein below.

         IN WITNESS WHEREOF, BAUSCH & LOMB INCORPORATED has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

                                       BAUSCH & LOMB INCORPORATED


                                       By:_________________________________
                                          Name:
                                          Title:







TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities
designated therein referred
to in the within-mentioned
Indenture.


CITIBANK, N.A.
 as Trustee



By: _________________________
         Authorized Officer

                                (REVERSE OF NOTE)

                           BAUSCH & LOMB INCORPORATED

                6.500% PUTABLE/CALLABLE NOTES DUE AUGUST 1, 2025


         This Note is one of a duly authorized issue of Securities of the Company, all issued or to be issued under and pursuant to an indenture dated as of September 1, 1991,as amended (the "Indenture"), duly executed and delivered by the Company to Citibank, N.A. , as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Notes. This Note is one of the Securities created by the Supplemental Indenture No. 2, dated July 29. 1998, to the Indenture and designated as the, 6.500% Putable Callable Notes Due August 1, 2025, which Securities are limited in aggregate principal amount to $100,000,000 (the "Notes").

INTEREST RATE AND INTEREST PAYMENT DATES

         The Notes will bear interest at the rate of 6.500% from and including August 1, 1998 to but excluding August 1, 2005 (the "Coupon Reset Date"). Interest on the Notes will be payable semi-annually on February 1 and August 1 of each year, commencing February 1, 1999 (each , an "Interest Payment Date"). Interest will be calculated based on a 360-day year consisting of twelve 30-day months. "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or regulation to be closed.

         If the Remarketing Dealer (as defined below) purchases the Notes as described below, the Remarketing Dealer will reset the interest rate for the Notes effective on the Coupon Reset Date, pursuant to the Coupon Reset Process described below. In such circumstance, (i) this Note will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, on the terms and subject to the conditions described herein (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date), and (ii) from and including the Coupon Reset Date, the Notes will bear interest at the rate determined by the Remarketing Dealer in accordance with the procedures set forth under "Coupon Reset Process if Notes Are Remarketed" below.

MATURITY DATE

         The Notes will mature on August 1, 2025 (the "Maturity Date"). On the Coupon Reset Date pursuant to automatic purchase of this Note, the Holder hereof will be entitled to receive 100% of the principal amount hereof (interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the holders of the Notes on the most recent Record Date) from either (i) the Remarketing Dealer, if the Remarketing Dealer purchases this Note, or (ii) the Company, pursuant to the mandatory repurchase of this Note by the Company.

         If the applicable Remarketing Dealer purchases, or the Company repurchases, the Notes on the Coupon Reset Date, the Remarketing Dealer or the Company, as the case may be, will deposit an amount equal to 100% of the principal amount of the Notes with the Trustee not later than 2.00 p.m, on the Business Day prior to the Coupon Reset Date and the Notes shall be transferred through a book entry on the books of DTC to the Remarketing Dealer, or the Company, upon receipt of notice from the Trustee that such funds, together with accrued interest on the Notes to the Coupon Reset Date, have been received by the Trustee. The Trustee will distribute to the holders of record of the purchased/repurchased Notes such principal amount and accrued interest.

         If the Remarketing Dealer does not purchase the Notes on the Coupon Reset Date for the Notes for any reason, the Trustee shall exercise the right of the holders of the Notes under the Indenture to require the Company to repurchase the Notes in its entirety at 100% of the principal amount thereof plus accrued interest on the Coupon Reset Date. By its purchase of the Note the Holder hereof irrevocably agrees that the Trustee shall exercise this "put" right on behalf of the holders of the Notes. If the Trustee exercises this "put" right on behalf of the holders of the

Notes, the Company is required under the Indenture to deliver to the Trustee in immediately available funds on the Coupon Reset Date an amount equal to 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date.

PURCHASE BY THE REMARKETING DEALER; REMARKETING

         If the Remarketing Dealer gives notice in writing (the "Remarketing Notification") to the Company and the Trustee on a Business Day (the "Notification Date") not later than fifteen calendar days prior to the Coupon Reset Date of its intention to purchase the Notes for remarketing, the Notes will be purchased by the Remarketing Dealer at purchase price equal to 100% of the principal amount hereof on the Coupon Reset Date, except in the circumstances described below. The obligation of the Remarketing Dealer to purchase the Notes is subject to several conditions set forth in the Remarketing Agreement relating to the Notes. Interest accrued to but excluding the Coupon Reset Date will be paid by the Company on such date to the Holder hereof on the most recent Record Date. From and after the Coupon Reset Date, the Notes will bear interest at the Coupon Reset Rate. After purchase of the Notes by the Remarketing Dealer for remarketing, such Remarketing Dealer may remarket the Notes for its account at varying prices to be determined by such Remarketing Dealer at this time of each sale.

         The Remarketing Dealer's notice to the Trustee must contain the requisite delivery details, including the identity of the Remarketing Dealer's Depositary account. The Remarketing Dealer may revoke its notice, and terminate its obligation, to remarket the Notes at any time prior to 4:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date. Such revocation will terminate the Coupon Reset Process.

         The Remarketing Dealer's obligation to purchase the Notes will be terminated and the Coupon Reset Process will terminate upon the occurrence of certain Termination Events, as defined herein, and may, at the option of the Remarketing Dealer, be terminated upon the occurrence of other Termination Events. See "Termination Events".

         The transactions described above will be executed on the Coupon Reset Date through the Depositary in accordance with the procedures of the Depositary, and the accounts of participants will be debited and credited and the Notes delivered by book-entry as necessary to effect the purchases and sales thereof. For further information with respect to transfers and settlement through the Depositary, see "Description of the Notes--Book-Entry System" in the Prospectus Supplement.

NOTICE TO HOLDERS BY TRUSTEE

         In anticipation of the purchase of the Notes by the Remarketing Dealer or the repurchase of the Notes by the Company on the Coupon Reset Date, the Trustee will notify the holders of the Notes, not less than 30 days nor more than 60 days prior to the Coupon Reset Date, that all Notes shall be delivered on the Coupon Reset Date through the facilities of the Depositary against payment of a purchase price equal to 100% of the principal amount hereof by the Remarketing Dealer or the Company and accrued interest thereon to the Coupon Reset Date which will be paid by the Company.

COUPON RESET PROCESS IF NOTES ARE REMARKETED

         If the Remarketing Dealer elects to remarket the Notes, then the following steps (the "Coupon Reset Process") will be taken in order to determine the Coupon Reset Rate. The Company and the Remarketing Dealer will use reasonable efforts to cause the actions contemplated below to be completed in as timely a manner as possible.

         (a) No later than five Business Days prior to the Coupon Reset Date, the Company will provide the Remarketing Dealer with a list (the "Dealer List"), containing the names and addresses of not less than three but not more than five dealers, one of whom shall be the Remarketing Dealer, from whom the Company desires the Remarketing Dealer to obtain Bids for the purchase of the Notes and such other material as may reasonably be requested by the Remarketing Dealer to facilitate a successful Coupon Reset Process.

         (b) Within one Business Day following receipt by the Remarketing Dealer of the Dealer List, the Remarketing Dealer will provide to each dealer ("Dealer") on the Dealer List a copy the Prospectus Supplement dated July 24, 1998 (the "Prospectus Supplement") and the accompanying Prospectus dated February 13, 1998 relating to the offering of the Notes, a copy of the form of Notes and a written request that each Dealer submit a Bid to the Remarketing Dealer no later than 3:00 p.m., New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid date upon which Bids will be requested may be changed by the Remarketing Dealer. "Bid" means an irrevocable written offer given by a Dealer for the purchase of all of the Notes, settling on the Coupon Reset Date, and shall be quoted by such Dealer as stated yield to maturity quoted to the nearest one hundred-thousandth (0.00001) of one percent per annum on the Notes ("Yield to Maturity"). Each Dealer shall also be provided with (i) the name of the Company, (ii) an estimate of the Remarketing Purchase Price (which shall be stated as a U.S. dollar amount and be calculated by the Remarketing Dealer in accordance with paragraph (c) below), (iii) the principal amount and maturity of the Notes and (iv) the method by which interest will be calculated on the Notes.

         (c) The purchase price for the Notes in connection with the Coupon Reset Process (the "Remarketing Purchase Price") shall be equal to the principal amount of the Notes, plus a premium (the "Notes Premium") which shall be equal to the excess, if any, on the Coupon Reset Date of the discounted present value to the Coupon Reset Date of a bond with a maturity of August 1, 2025 which has an interest rate of 5.675%, semiannual interest payments on each February 1 and August 1, commencing February 1, 2006, and a principal amount equal to the principal amount of the Notes, and assuming a discount rate equal to the Treasury Rate over such principal amount of Notes. The "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run thirty-year United States Treasury Security per Telerate page 500, or any successor page, no later than 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer) or, if such rate does not appear on Telerate page 500, or any successor page, at such time, the rates on GovPX End-of-Day Pricing at 3:00 p.m., New York City time, on the Bid Date (or such other time or date that may be agreed upon by the Company and the Remarketing Dealer).

         (d) The Remarketing Dealer will provide written notice to the Company as soon as practicable on the Bid Date, setting forth the names of each of the Dealers from whom the Remarketing Dealer received Bids on the Bid Date, the Bid submitted by each such Dealer and the Remarketing Purchase Price as determined pursuant to paragraph (c) above. Except as provided below, the Remarketing Dealer will thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid"); provided, however, that if the Remarketing Dealer has not received a timely Bid from a Dealer on or before the Bid Date, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent the Company shall in its sole discretion select any of such equivalent Bids (and such selected bid shall be the Selected Bid). In all cases, Warburg Dillon Read LLC, in its capacity as a Remarketing Dealer, shall have the right to match the Bid with the lowest Yield to Maturity in which case J.P. Morgan Securities Inc.'s Bid shall be the Selected bid. The Remarketing Dealer will set the Coupon Reset Rate equal to the interest rate that will amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid.

         (e) Immediately after calculating the Coupon Reset Rate for the Notes, the Remarketing Dealer will provide written notice to the Company and the Trustee, setting forth the Coupon Reset Rate. The Company shall thereafter establish a Coupon Reset Rate as the new interest rate on the Notes effective from and including the Coupon Reset Date by delivery to the Trustee on or before the Coupon Reset Date of an Officer's Certificate.

THE REMARKETING DEALER

         On or prior to the date of original issuance of the Notes, the Company and J.P. Morgan Securities Inc. (the "Remarketing Dealer") will enter into a Remarketing Agreement (a

"Remarketing Agreement"). No holder or beneficial owner of any Notes shall have any rights or claims under the Remarketing Agreement or against the Company or the Remarketing Dealer as a result of the Remarketing Dealer not purchasing the Notes.

         The Remarketing Dealer, in its individual or any other capacity, may buy, sell, hold and deal in any of the Notes. The Remarketing Dealer may exercise any vote or join in any action which any holder or beneficial owner of the Notes may be entitled to exercise or take with like effect as if such Remarketing Dealer did not act in any capacity under its respective Remarketing Agreement. The Remarketing Dealer in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity under its respective Remarketing Agreement.

TERMINATION EVENTS

         The Remarketing Dealer's obligations to purchase the Note may be terminated and the Coupon Reset Process may be terminated, if any of the following (each a "Termination Event") occurs: (i) an Event of Default occurs under Section 501, subsections (3) or (4) of the Indenture (in which case, termination is at the Remarketing Dealer's option); (ii) a default, event of default or similar condition or event (however described) in respect of the Company or any of its subsidiaries (individually or collectively)has occurred under one or more agreements or instruments relating to indebtedness of the Company or any of its subsidiaries in an aggregate amount of not less than $20,000,000, which has resulted in such indebtedness becoming due and payable under such agreements or instruments before it would otherwise have been due and payable (in which case, termination is at the Remarketing Dealer's option);
(iii) the Company or any of its subsidiaries (individually or collectively) has defaulted in making one or more payments on the due date thereof in an aggregate principal amount of not less than $20,000,000 under such agreements or instruments (after giving effect to any applicable notice requirement or grace period) (in which case, termination is at the Remarketing Dealer's option); (iv) an Event of Default has occurred and is continuing under Section 501subsection
(6) or (7) of the Indenture (in
which case, termination is automatic); (v) the Notes shall have been assigned a rating below Investment Grade by any of the Rating Agencies, both as defined below; (vi) on the Bid Date, fewer than two Dealers submit timely Bids substantially as provided below (in which case, termination is automatic); (vii) the Company exercises its right to repurchase the Notes as described under "--Optional Repurchase by the Company" below (in which case, termination is automatic); (viii) a Defeasance (as defined in the Indenture) or a Covenant Defeasance (as defined in the Indenture) has occurred pursuant to Section 1302 or Section 1303, respectively, of the Indenture(in which case, termination is automatic); (ix) the Remarketing Dealer fails to pay the Purchase/Repurchase Price by 2:00p.m., New York City time, on the Business Day prior to the Coupon Reset Date as set forth in the Remarketing Agreement (in which case, termination is automatic); (x) the Remarketing Dealer does not give the Remarketing Notification (in which case, termination is automatic); (xi) the Remarketing Dealer validly revokes the Remarketing Notification (in which case, termination is automatic); or (xi) prior to the Notification Date the Remarketing Dealer resigns and no successor has been appointed (in which case, termination is automatic).

         For purposes of the foregoing, "Rating Agency" shall mean Standard & Poor's Corporation and its successors and Moody's Investor's Services, Inc. and its successors; and "Investment Grade" shall mean that the Company's long-term, unsecured debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's.

         If the Remarketing Dealer's obligation to purchase the Notes is terminated by the Remarketing Dealer or the Company, notice of such termination will be immediately given in writing to the Trustee by the Remarketing Dealer or the Company, as the case may be. If such obligation so terminates or is automatically terminated, the Company will repurchase the Notes on the Coupon Reset Date as described below.

MANDATORY REPURCHASE BY THE COMPANY

         If the Remarketing Agent does not give the Remarketing Notification as to the Notes or if it revokes its Notification for any reason, the Trustee shall exercise the rights of the holders of the Notes under the Indenture to require the Company to repurchase the entire principal amount of the Notes on the Coupon Reset Date at 100% of the principal amount of the Notes plus accrued interest thereon to the Coupon Reset Date. In addition, if any Termination Event occurs, the Company will repurchase the entire principal amount of the Notes on the applicable Coupon Reset Date at 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, on the Notes.

OPTIONAL REPURCHASE BY THE COMPANY

         If the Remarketing Dealer gives the Remarketing Notification, then, not later than the fourth Business Day following the Notification Date, the Company may irrevocably elect, by notice in writing to the Remarketing Dealer and the Trustee, to terminate the Coupon Reset Process whereupon the Company will repurchase the entire principal amount of the Notes on the Coupon Reset Date at the purchase price equal to 100% of the principal amount hereof plus accrued and unpaid interest, if any on the Notes.

GENERAL MATTERS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes with the consent of the holders of not less than a majority in principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the Outstanding Notes, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         Terms used herein which are defined in the Indenture shall have the receptive meanings assigned thereto in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                             _____________________
                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM  --as tenants in common        UNIF GIFT MIN ACT--______CUSTODIAN_______
TEN ENT  --as tenants by the entireties                   (Cust)         (Minor)
JT TEN   --as joint tenants with right        Under Uniform Gifts to Minors Act
            of survivorship and not as            __________________________
            tenants in common                          (State)


     Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or
Other Identifying Number of Assignee

/__________/____________________________________________________________________

    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


the within Note of Bausch & Lomb Incorporated and does hereby irrevocably constitute and appoint ________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:_____________

                                       _________________________________________

                                       _________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.